UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 18, 2006

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Winn-Dixie Stores, Inc. and its subsidiaries (the “Company”) is required to provide monthly operating reports to the Office of the United States Trustee for the Middle District of Florida (the “U.S. Trustee”) pursuant to the U.S. Trustee’s Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. Such reports are also filed with the bankruptcy court. On July 18, 2006 the Company filed its monthly operating report (“MOR”) for the four-week period ended June 28, 2006, a copy of which is furnished as Exhibit 99.1.

The Company cautions readers not to place undue reliance upon the information contained in the MOR. The MOR contains financial information that has not been audited or reviewed by independent accountants and will be subject to future reconciliation and adjustments. The MOR should not be used as a basis for making investment decisions regarding the Company’s securities. The MOR contains information for periods that are shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the MOR may not be indicative of the Company’s financial condition as of June 28, 2006 or operating results for the periods reflected in the Company’s financial statements as the MOR contains financial statements that are preliminary and do not reflect all year-end adjustments, including adjustments to inventory related to LIFO inventory valuation, adjustments to property, plant and equipment related to completion of impairment analyses, and other adjustments that may have a material impact on the financial statements. Readers are cautioned to refer to the Company’s Exchange Act filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended June 29, 2005 and the Quarterly Reports on Form 10-Q for the fiscal quarters ended September 21, 2005, January 11, 2006 and April 5, 2006.

Certain of the information contained in the MOR may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to various assumptions regarding the Company’s operating performance and other matters that may not be realized and are subject to certain risks and uncertainties, particularly while the Chapter 11 cases are proceeding. Actual results for the periods reflected in the Company’s Exchange Act filings may differ materially from the information contained in the MOR, and the Company undertakes no obligation to publicly update or revise the MOR.

A number of factors could cause the Company’s actual results to differ materially from the expected results described in the Company’s forward-looking statements. There can be no assurance that the Company’s Chapter 11 reorganization process will be successful. Risk factors related to its efforts include, but are not limited to, the following: the Company’s ability to continue as a going concern and fund its cash requirements through the effective date of the Plan of Reorganization; the ability of the Company to respond to any further unexpected developments that require the usage of a substantial amount of its liquidity; the ability of the Company to confirm and consummate the Plan of Reorganization, filed on June 29, 2006 (or an alternative plan), which depends on a number of factors, including the Bankruptcy Court’s approval of the Disclosure Statement related to the Plan of Reorganization, the Company’s ability to obtain creditor approval thereof, the Company’s ability to satisfy the conditions to obtaining exit financing, and the Bankruptcy Court’s confirmation of the Plan of Reorganization; the ability of the Company to operate under the terms of the DIP credit facility and to extend the term of the facility if required; risks associated with third parties seeking and obtaining court approval to modify or terminate the automatic stay, appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the potential adverse impact of the Chapter 11 cases on the Company’s liquidity and results of operations; the Company’s ability to maintain contracts that are critical to its operations; the ability of the Company to attract and retain customers; the ability of the Company to attract, motivate and retain key executives and associates; and potential adverse publicity.

In addition, the Company faces a number of risks with respect to its continuing business operations, including, but not limited to: the Company’s ability to improve profitability and generate positive operating cash flow; the Company’s ability to sustain recent sales increases; the Company’s ability to increase capital expenditures in the future to invest in its store base and other capital projects; the Company’s response to the entry of new competitors into its markets, including traditional grocery store openings and the entry of non-traditional grocery retailers such as mass merchandisers, supercenters, warehouse club stores, dollar-discount stores, drug stores and conventional department stores; the Company’s ability to reduce the level of operating losses experienced in recent years; the Company’s ability to upgrade its information systems and implement new technology and business processes; the Company’s ability to implement new customer service programs; the Company’s ability to implement effective pricing and promotional programs; the Company’s ability to successfully implement effective business continuity and IT recovery planning; the Company’s ability to reserve appropriately for self insurance liabilities; the Company’s ability to maintain appropriate sanitation and quality standards in its stores and products; the Company’s ability to resolve certain class action lawsuits successfully; the success of the Customer Reward Card program; changes in federal, state or local laws or regulations; general economic conditions in our operating regions; lack of inflation in food prices and narrow profit margins that characterize the retail food industry; stability of product costs; increases in labor and employee benefit costs, such as health care and pension expenses; changes in accounting standards, taxation requirements and bankruptcy laws.

Because the Company’s operations are concentrated in Florida and in the states along the Gulf Coast, it faces a number of risks related to possible hurricane and windstorm activity in the operating region. With respect to the continuing impact on operations from previous storms, risks include the Company’s ability to collect on the insurance coverage for damage resulting from Hurricane Katrina and future sales levels in the Company’s stores in the New Orleans market. With respect to future hurricane and windstorm activity, the Company faces additional risks resulting from increased financial exposure and increased property insurance premiums due to changes to the Company’s insurance coverage for fiscal year 2007. Although the Company has developed procedures for hurricane preparedness designed to reduce inventory losses, the most significant item of hurricane loss, and believes that its new hurricane preparedness procedures may be effective in reducing future losses, hurricanes and windstorms are inherently unpredictable and there can be no assurance that the impact of hurricanes and windstorms in the upcoming hurricane season, which began June 1, 2006, will not have a material adverse effect on its business, results of operation or liquidity.

Under the priority scheme established by the Bankruptcy Code, generally post-petition liabilities and pre-petition liabilities must be satisfied before shareholders are entitled to receive any distribution. As noted above, the Plan of Reorganization proposes no recovery for shareholders. Although the Plan of Reorganization provides estimated recoveries for unsecured creditors, the amount of any actual recoveries will not be determined until confirmation and implementation of a plan of reorganization. Nor can any assurance be given as to what recoveries, if any, will be assigned in the bankruptcy proceedings to unsecured creditors. The Plan of Reorganization proposes that holders of the Company’s unsecured debt will receive less, and potentially substantially less, than payment in full for their claims. For the foregoing reasons, the value of the Company’s common stock and unsecured debt is highly speculative.

Please refer to discussions of these and other factors in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2005, the Quarterly Reports on Form 10-Q for the fiscal quarters ended September 21, 2005, January 11, 2006 and April 5, 2006 and other Company filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

99.1	Winn-Dixie Stores, Inc. – Chapter 11 Monthly Operating Report to the U.S. Trustee for the period from June 1, 2006 to June 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2006	Winn-Dixie Stores, Inc.

	By:	/s/ PETER L. LYNCH
Peter L. Lynch
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Winn-Dixie Stores, Inc. – Chapter 11 Monthly Operating Report to the U.S. Trustee for the period from June 1, 2006 to June 28, 2006.